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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



                                  May 11, 1996
                       (Date of earliest event reported)



                                 PS GROUP, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                     1-7141                95-2760133
(State or other jurisdiction   (Commission file number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)



                    4370 La Jolla Village Drive, Suite 1050
                         San Diego, California  92122
             (Address of principal executive offices and zip code)



                                 (619) 642-2999
                        (Registrant's telephone number)
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ITEM 5.   OTHER EVENTS

          On May 11, 1996, the Board of Directors of PS Group, Inc. (the "Company") amended the Company's By-laws to confirm that in any election of directors, the election shall be decided by a plurality of the votes cast. The full text of the amendment to the Company's Bylaws is set forth as Exhibit 3.1 and is incorporated herein by reference.

          Also on May 11, 1996, the Company entered into an Amendment Agreement dated as of May 11, 1996 (the "Amendment Agreement") amending the Restated Agreement and Plan of Reorganization (the "Reorganization Agreement") dated as of January 31, 1996 among the Company, PS Group Holdings, Inc. ("Holdings"), and PSG Merger Subsidiary to provide corresponding confirmation in the applicable provision of the Restated Bylaws of Holdings that will take effect if the pending holding company reorganization provided for in the Reorganization Agreement is consummated. The full text of the Amendment Agreement is set forth as Exhibit 2.1 and is incorporated herein by reference.

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ITEM 7. (C)   EXHIBITS


Exhibit
Number        Description
- -------       -----------

2.1           Amendment Agreement dated as of May 11, 1996

3.1           Amendment to Bylaws of the Company

                                      -3-
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PS GROUP HOLDINGS, INC.
                                  (Registrant)

Date: May 13, 1996


                                  By:  /s/ CHARLES E. RICKERSHAUSER, JR.
                                       ---------------------------------
                                       Charles E. Rickershauser, Jr.,
                                       Chairman of the Board and Chief
                                       Executive Officer

                                      -4-

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                                 EXHIBIT INDEX


     The following exhibits are hereby filed as part of this Form 8-K:

Exhibit                                             Page
Number     Description                              Number
- ------     -----------                              ------

2.1        Amendment Agreement dated as of May 11, 1996

3.1        Amendment to Bylaws of the Company

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